EXHIBIT 10.4



                               AMENDMENT NUMBER 3

                    TO THE PROFESSIONAL SERVICES AGREEMENT

                                      AMONG

        KMC TELECOM INC., KMC TELECOM II, INC., KMC TELECOM III, INC.,

             KMC TELECOM IV, INC., KMC TELECOM OF VIRGINIA, INC.,

            KMC TELECOM LEASING I LLC, KMC TELECOM LEASING II LLC,

           KMC TELECOM LEASING III LLC, KMC TELECOM LEASING IV LLC,

                          AND LUCENT TECHNOLOGIES INC.


      This Amendment Number 3 to the Professional Services Agreement (hereinafter the "AMENDMENT") is made effective as of 16 April, 2001, by and between KMC Telecom Inc., a Delaware corporation ("KMC"), KMC Telecom II, Inc., a Delaware corporation ("KMC II"), KMC Telecom III, Inc., a Delaware corporation ("KMC III"), KMC Telecom IV, Inc., a Delaware corporation, KMC Telecom of Virginia, Inc., a Virginia public service company ("KMC Virginia"), KMC Telecom Leasing I LLC, a Delaware limited liability company ("LEASING I"), KMC Telecom Leasing II LLC, a Delaware limited liability company ("LEASING II"), KMC Telecom Leasing III LLC, a Delaware limited liability company ("LEASING III"), KMC Telecom Leasing IV LLC, a Delaware limited liability company, each with offices located at 1545 Route 206, Suite 300, Bedminster, New Jersey 07921 (hereinafter collectively referred to as "CUSTOMER"), and Lucent Technologies Inc., a Delaware corporation, acting through its Global Service Providers Group, with offices located at 600 Mountain Avenue, Murray Hill, New Jersey 07074 (hereinafter "LUCENT").

      WHEREAS, Customer and Lucent have entered into a Professional Services Agreement (Contract Number LNS970602JC) dated September 4, 1997 (as modified and amended by Amendment Number 1, effective October 1, 1998, as further modified and amended by Amendment Number 2 and as further amended, amended and restated, supplemented or otherwise modified from time to time, the "PROFESSIONAL SERVICES AGREEMENT"), setting forth the terms and conditions pursuant to which Lucent agreed to provide and Customer agreed to procure certain Professional Services as such Services are described therein;

      WHEREAS,  KMC,  KMC II, KMC III,  KMC  Virginia,  Leasing I,  Leasing  II,
Leasing III, KMC III Services LLC and KMC Telecom.com, Inc. (together, the "BORROWERS") have entered into an Amended and Restated Loan and Security Agreement dated as of February 15, 2000 (as amended by Amendment No. I thereto dated March 28, 2000, Amendment No. 2 thereto dated as of July 28, 2000 and Amendment No. 3 and Limited Waiver thereto dated February 23, 2001, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the "KMC LOAN AGREEMENT") among the Borrowers, the lenders party thereto (the "LENDERS"), First Union National Bank as administrative agent to the Lenders and CIT Lending Services Corporation as collateral agent for the Lenders;




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      WHEREAS,  the Borrowers have requested that the Lenders (i) modify certain financial covenants so that the Borrowers may be in compliance with the February 2001 Business Plan (as defined therein) under the KMC Loan Agreement and (ii) make certain other amendments to the KMC Loan Agreement pursuant, in each case, as set forth in Amendment No. 4 and Limited Waiver ("AMENDMENT NO. 4");

      WHEREAS, pursuant to Section 4 of Amendment No. 4, it is a condition precedent to the effectiveness of Amendment No. 4 that the Customer and the Seller amend the terms of the Professional Services Agreement as set forth in this Amendment; and

      WHEREAS, Customer and Lucent wish to make certain modifications to the Professional Services Agreement as set forth herein;

      NOW THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as set forth below.

1. AMENDMENTS TO THE PROFESSIONAL SERVICES AGREEMENT

      Effective as of the date first above written, the Professional Services Agreement shall be and hereby is amended as follows:

      a. SECTION 1. Terms and Scope. Amend Sections 1(a) and (b) of the Professional Services Agreement as follows:

          i. insert after the first sentence of Section 1(a) the following phrase:

            "; PROVIDED that, Lucent reserves the right to cease performing, or ensuring the performance of, the Services upon the occurrence and/or during the continuation of any of the following events: (i) Customer shall be in default of its payment obligations under this Agreement or under the General Agreement, except in circumstances where Customer is contesting in good faith the payment of any amount otherwise owing to Lucent hereunder or thereunder, to the extent of such disputed amount; (ii) Customer shall not have in place, or it shall be unlikely that Customer shall have in place, when payment for any such Services is due to Lucent, a financing commitment having available credit equal to the amount of such Services; (iii) Lucent shall have provided to Customer a notice of a material breach (other than any breach in respect of any payment obligation referred to in (i) above) under this Agreement which remains incurred after any applicable cure period; or (iv) a 'Default' or 'Event of Default' in respect of any payment obligation or as a result of any proceeding under any bankruptcy, reorganization, arrangement of debts, insolvency or receivership law filed by or against Customer or KMC Holdings or 'Borrower' or 'Issuer', as applicable, shall have occurred and be continuing under the KMC I, II, and III Facility or any Subordinated Debt Document; PROVIDED that, in each of case (ii),
            (iii) and (iv) above, Lucent will not cease performing, or ensuring the performance of, the Services if Lucent receives from Customer adequate assurance of payment for such Services when due to Lucent. For purposes of this Section 1(a), 'adequate assurance' shall be


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

            determined by Lucent in the sole and absolute reasonable discretion of Lucent; PROVIDED that, Lucent hereby agrees that (x) the delivery to Lucent of an irrevocable letter of credit in a face amount of not less than an amount equal to twice the average monthly payment by Customer to Lucent for the provision of Services over the six (6) month period immediately preceding any request for the provision of 'adequate assurance' (such amount the "Adequate Assurance Amount") for the benefit of Lucent issued by a bank acceptable to Lucent in its sole, absolute and reasonable discretion organized in the United States of America or a State thereof or (y) the deposit by Customer of cash collateral in an amount of not less than the Adequate Assurance Amount in an escrow account in the name and to the order of Lucent, shall constitute 'adequate assurance,"; and

       ii.  insert  after the phrase  "Services  to be  provided  hereunder"  in
            Section 1(b) the phrase "(subject to the terms and conditions set out in this Agreement)".

      b. SECTION 3. Invoices and Terms of Payment: Amend Section 3 of the Professional Services Agreement by replacing in the third sentence of paragraph two the phrase "thirty (30)" with the phrase "twenty
            (20)".

      c.    SECTION  20:   Termination  for  Cause:  Amend  Section  20  of  the
            Professional Services Agreement as follows:

            a. redesignate the existing paragraph as subsection "(a)";

            b. in  new  subsection   (a),   replace  the  phrase   "referred  to
               arbitration pursuant to Section 24, Arbitration, until such dispute has been finally settled" with the phrase "referred to dispute resolution pursuant to Section 24, until the expiry of the period specified for such dispute resolution or as determined by such dispute resolution or otherwise as provided in this subsection (a)"; and

            c. insert  after the last  sentence  the  following  phrase  and new subsection (b):


                "Notwithstanding any other provision of this Agreement, this Agreement shall terminate at Lucent's option upon the delivery by Lucent to Customer of a notice of termination if a 'Default' or 'Event of Default' in respect of any payment obligation or as a result of any proceeding under any bankruptcy, reorganization, arrangement of debts, insolvency or receivership law filed by or against Customer or KMC Holdings or 'Borrower' or 'Issuer,' as applicable, shall have occurred and be continuing under the KMC I, II, and III Facility or any Subordinated Debt Document.

                (b) Termination of this Agreement in accordance with Section 20 or otherwise shall automatically accelerate the due date of all outstanding invoices or other amounts owing so that they become immediately due and payable on the effective date of such termination.".




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


            d. SECTION 24.  Arbitration:  Amend  Section 24 of the  Professional
               Services Agreement by deleting Section 24 in its entirety and replacing it with the following new Section 24 as follows:

               "24.  DISPUTE RESOLUTION:

                     If a dispute  arises  out of or  relates to this
                Agreement, or its breach, the parties hereto agree to resolve the dispute within twenty (20) days, or such longer period as mutually agreed between the parties, through good faith confidential discussions between senior executives of each party. If the parties fail to resolve a dispute after such discussion, then the parties may initiate formal proceedings at law or in equity.".

            e. SECTION 29: Defined Terms: Add the following new Section 29 to the Professional Services Agreement:

                "29.  DEFINED TERMS

                For the purposes of this Agreement, the following terms and their definitions shall apply:

                "GENERAL AGREEMENT" means the General Agreement No. LNM970313MP, dated as of March 6, 1997 (as amended on October 15, 1997, December 22, 1998, November 15, 1999, February 15, 2000 and as of the date hereof and as may be amended, amended and restated, supplemented or otherwise modified from time to time);

                "KMC I, II AND III FACILITY" means the Amended and Restated Loan and Security Agreement dated as of February 15, 2000 (as amended on March 28, 2000, July 28, 2000, February 23, 2001 and as of the date hereof and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time) among KMC Telecom Inc., KMC Telecom II, Inc., KMC Telecom III, Inc., KMC Telecom of Virginia, Inc., KMC Telecom Leasing I LLC, KMC Telecom Leasing II LLC, KMC Telecom Leasing III LLC, KMC Telecom.com, Inc. and KMC III Services LLC as Borrowers, the financial institutions signatories thereto as lenders, First Union National Bank as administrative agent and Newcourt Commercial Finance Corporation as collateral agent;

                "SUBORDINATED DEBT DOCUMENTS" shall mean (i) that certain Indenture dated as of January 29, 1998 between KMC Telecom Holdings, Inc., as Issuer, and The Chase Manhattan Bank, as Trustee, relating to KMC Telecom Holdings, Inc.'s l2 1/2 percent Senior Discount Notes due 2008, together with the First Supplemental Indenture relating thereto dated as of May 24, 1999 and (ii) that certain Indenture dated as of May 24, 1999 between KMC Telecom Holdings, Inc., as Issuer, and The Chase Manhattan Bank, as Trustee, relating to KMC Telecom Holdings, Inc.'s 13 1/2 percent Senior Notes due 2009.".



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

2.    ENTIRE AGREEMENT

      Except as specifically modified, amended or supplemented herein, all terms and conditions of the Professional Services Agreement shall remain in full force and effect. The terms and conditions contained in this Amendment and those non-conflicting terms and conditions of the Professional Services Agreement supersede all prior oral and written understandings among the parties and shall constitute the entire agreement among the parties with respect to the subject matter herein. This Amendment shall not be modified or amended except by a writing signed by an authorized representative of each of the parties.

3.    COUNTERPARTS; EFFECTIVENESS

     (a) This Amendment may be executed by the parties hereto via telecopier or facsimile transmission in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     (b) This Amendment shall be effective upon (i) receipt of a legal opinion of Kelley Drye & Warren LLP, counsel to Customer, in a form satisfactory to Lucent, (ii) payment of all documented out-of-pocket third party expenses
(including, in each case, all reasonable 'attorneys and paralegals' fees and related expenses and costs) incurred by Lucent, including without limitation,
(x) thc legal fees of Jones, Day, Reavis & Pogue, special counsel to Lucent, and
(y) the consulting fees of Zolfo-Cooper, LLC, advisor to Lucent, and, in each case of (x) and (y), expenses incidental thereto, and (iii) receipt by Lucent of this Amendment duly authorized, executed and delivered by the parties hereto.

4.    REPRESENTATIONS AND WARRANTIES

      The Customer hereby represents and warrants to Lucent as follows:

     (a) this Amendment has been duly authorized by all necessary corporate action on its part, has been duly executed and delivered by its duly authorized officer or officers, and constitutes its valid and binding agreement, enforceable against it in accordance with its terms;

     (b) the representations and warranties contained in the Professional Services Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made;

     (c) no default has occurred or is continuing under the Professional Services Agreement on the date hereof; and

     (d) Customer is in full compliance with all covenants and agreements contained in the Professional Services Agreement.

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

5.    REFERENCE TO PROFESSIONAL SERVICES AGREEMENT

      Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Professional Services Agreement to "this Professional Services Agreement," "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Professional Services
Agreement as amended hereby, and each reference to the Professional Services Agreement in any other document, instrument or agreement shall mean and be a reference to the Professional Services Agreement as modified hereby.

6.    GOVERNING LAW

      THIS AMENDMENT FIVE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE GENERAL AGREEMENT AND THE LAW OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK). IF ANY PROVISION OF THIS AMENDMENT FIVE IS CONTRARY TO APPLICABLE LAW, SUCH PROVISION SHALL BE DEEMED INEFFECTIVE WITHOUT INVALIDATING THE REMAINING PROVISIONS HEREOF.





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



      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representative on this 16 day of April, 2001.


KMC TELECOM INC.                         KMC TELECOM LEASING I LLC

By:   /S/ CONSTANCE LOOSEMORE            By:   /S/ CONSTANCE LOOSEMORE
      -----------------------                  -----------------------
      Name:                                    Name:
      Title:                                   Title:

KMC TELECOM II, INC.                     KMC TELECOM LEASING II LLC

By:   /S/ CONSTANCE LOOSEMORE            By:   /S/ CONSTANCE LOOSEMORE
      -----------------------                  -----------------------
      Name:                                    Name:
      Title:                                   Title:

KMC TELECOM III, INC.                    KMC TELECOM LEASING III LLC

By:   /S/ CONSTANCE LOOSEMORE            By:   /S/ CONSTANCE LOOSEMORE
      -----------------------                  -----------------------
      Name:                                    Name:
      Title:                                   Title:

KMC TELECOM IV, INC.                     KMC TELECOM LEASING IV LLC

By:   /S/ CONSTANCE LOOSEMORE            By:   /S/ CONSTANCE LOOSEMORE
      -----------------------                  -----------------------
      Name:                                    Name:
      Title:                                   Title:

KMC TELECOM OF VIRGINIA, INC.

By:   /S/ CONSTANCE LOOSEMORE
      -----------------------
      Name:
      Title:



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




LUCENT TECHNOLOGIES INC.


By:   /S/ WILLIAM H. PITTMAN
      ---------------------------
      Name:  William H. Pittman
      Title:  Area Vice President




                                       S-2